UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
__________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 22, 2023

THE CLOROX COMPANY
(Exact name of registrant as specified in its charter)
__________________

Delaware	1-07151	31-0595760
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification No.)

1221 Broadway, Oakland, California 94612-1888
(Address of principal executive offices) (Zip code)

(510) 271-7000
(Registrant's telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 Under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock - $1.00 par value	CLX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company     ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.     ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

The Board of Directors (the “Board”) of The Clorox Company (the “Company”) amended and restated the Company’s bylaws (the “Bylaws”), effective May 22, 2023, in connection with the effectiveness of new Securities and Exchange Commission (the “SEC”) rules regarding universal proxy cards and a periodic review of the Bylaws.

The amendments effected by the Bylaws are intended principally to add procedural and informational requirements for shareholders that intend to use the SEC’s Rule 14a-19 (“Universal Proxy Rule”) promulgated under the Securities Exchange Act of 1934, as amended.

Article I, Section 7 of the Bylaws has been amended to require that a shareholder directly or indirectly soliciting proxies from other shareholders must use a proxy card color other than white.

Article I, Section 10 of the Bylaws has been amended to require shareholders to provide additional background information and disclosures in connection with stockholder nominations of directors; to require that proposed nominees make themselves available for and submit to interviews, in substantially similar form to interviews conducted of any new director nominee, by the Board or any Board committee within ten (10) days following the date of a request; and to make certain representations to the Company and certify compliance with the Universal Proxy Rule.

Article I, Section 10A of the Bylaws has been amended to require that proposed nominees make themselves available for and submit to interviews, in substantially similar form to interviews conducted of any new director nominee, by the Board or any Board committee within ten (10) days following the date of a request.

Article IX has been added to the Bylaws to include emergency provisions that provide for the Board’s operating procedures during the time of an emergency as defined therein.

The amended and restated Bylaws include clerical and other conforming updates.

This description of the amendments to the Bylaws is qualified in its entirety by reference to the text of the Bylaws filed as Exhibit 3.2 to this Report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below.

EXHIBIT INDEX

Exhibit	Description
3.2	Amended and Restated Bylaws
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE CLOROX COMPANY

Date:	May 26, 2023	By:	Angela Hilt
Angela Hilt
Executive Vice President – Chief Legal Officer